EXHIBIT 10.12

AMENDMENT TO THE

“SUPPLY AGREEMENT”

This Amendment to the Supply Agreement (the “Amendment”) is made as of this 15th day of December, 2006 by and between Vascular Solutions, Inc., having an office at 6464 Sycamore Court, Minneapolis, MN 55369 (“Buyer”) and SAFC, an operating division of Sigma-Aldrich Inc., having an office at 3050 Spruce St., St. Louis, MO 63103, USA (“Seller”) (collectively the “Parties”).

RECITALS

WHEREAS, Buyer and Seller are parties to the Supply Agreement dated October 18, 2004 relating to the commercial supply of thrombin solution from bovine plasma (“Agreement”);

WHEREAS, the Parties now wish to amend certain terms of the Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration the sufficiency of which is acknowledged by the Parties, the Parties, intending to be legally bound hereby agree as follows:

I.          DEFINITIONS

1.1	All capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Agreement.

II.          AMENDMENTS TO AGREEMENT

2.1	In Section 1.5 (page 2 of 23) of Agreement, change “2007” to “2008”.

2.2	In Section 1.8 (page 2 of 23) of Agreement, change “**” to “**”.

2.3	In Attachment 2 (page 21 of 23), delete the entire table (8 rows & 2 columns) and add the following:

** The appearance of a double asterisk denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Total Number of Lots Purchased in the Contract Year	Price Per Lot
1	**
2	**
3 or more	**

2.4	Replace Attachment 1 (page 18 of 23) with the attached updated Specifications.

Vascular Solutions, Inc.	SAFC
By:	_________________________	By:	________________________
Name:	_________________________	Name:	________________________
Title:	_________________________	Title:	________________________
Date:	_________________________	Date:	________________________